                                                                  Exhibit 10.73a

                              LEASE AMENDMENT NO. 1

This Lease Agreement No. 1 (this "Amendment") is dated for reference purposes only as of May 6, 1999, and is by and between Realty Income Corporation, a Maryland corporation ("Landlord") and Monro Muffler Brake, Inc., a New York corporation ("Tenant") with reference to the following recitals:

                                    RECITALS

     A. Landlord and Tenant entered into that certain Lease dated March 29, 1999 (the "Lease"), in connection with that certain real property, the legal description of which is attached to the Lease as Exhibit "A," commonly referred to as:

                          Monro Muffler Brake Shop #372
                                6477 Basile Rowe
                             East Syracuse, NY 13057

     B. The Lease incorrectly stated the term of the Lease as eleven (11) years and six (6) months.

     C. Tenant (as "Seller") and Landlord (as "Buyer") contemporaneously with the execution of this Amendment, are entering into a certain Amendment to Purchase Agreement and Escrow Instructions of even date herewith (the "Purchase Agreement Amendment") pursuant to which Seller shall pay to Buyer the sum of Sixty-three Thousand Four Hundred Sixty-two Dollars ($63,462), reflecting a refund due Buyer resulting from a correction in the Purchase Price, all as more particularly set forth in the Purchase Agreement Amendment. The parties hereto have agreed to amend the rent payable by Tenant pursuant to the Lease to reflect said refund.

     NOW THEREFORE, in consideration of the mutual covenants contained herein and other good valuable consideration the receipt and sufficiency of which is hereby acknowledged, the parties agree as follows:

                                    AMENDMENT

     1. Section 2, Term and Rent Commencement, shall be deleted in its entirety and shall be replaced with the following:

     "The term of this Lease shall be for eleven (11) years and three (3) months and shall commence the day the Landlord takes title to the Leased Premises (the "Rent Commencement Date")."

     1. "Monthly Rent: First Five (5) Lease Years" as set forth in Section 4, Rent, shall be deleted and shall be replaced with the following:

          "During the first five (5) lease years (the "First Five Lease Years"), Tenant shall pay Landlord monthly rent (the "Monthly Rent") as follows:

                  MONTHS                    PER MONTH
                  1 through 60              $5,968.39"$4,326.83"

     2. Except as specifically amended herein, all terms and conditions of the Lease shall remain in full force and effect.


     3. This Amendment may be executed in any number of counterparts, each of which shall b deemed an original. The counterparts shall together constitute but one agreement.

     4. The effective date of this Amendment shall be the later of the date upon which this Amendment or the Purchase Agreement Amendment is last executed by Seller or Buyer.


LANDLORD:                                   TENANT:
--------                                    ------
Realty Income Corporation,                  Monro Muffler Brake, Inc.,
a Maryland corporation                      a New York corporation

By:                                         By:
   -------------------------------             ------------------------------
Date:                                       Date:
     -----------------------------               -----------------------------

             AMENDMENT TO PURCHASE AGREEMENT AND ESCROW INSTRUCTIONS

         This Amendment to Purchase Agreement and Escrow Instructions (this "Amendment") is dated for reference purposes only as of May 6, 1999, and is by and between Monro Muffler Brake, Inc., a New York corporation ("Seller"), and Realty Income Corporation, a Maryland corporation ("Buyer") with reference to the following recitals:

                                    RECITALS

         A. Seller and Buyer entered into that certain Purchase Agreement and Escrow Instructions dated March 24, 1999 (the "Purchase Agreement"), in connection with that certain real property, the legal description of which is attached to the Purchase Agreement as Exhibit "A," commonly referred to as:

                          Monro Muffler Brake Shop #372
                                6477 Basile Rowe
                             East Syracuse, NY 13057

         B. The Purchase Price (as such term is defined in Section 1 of the Purchase Agreement) was incorrectly stated as Seven Hundred Fifty-four Thousand Five Hundred Seventy-eight Dollars ($754,578).

         C. Notwithstanding that the closing (as defined in Section 8.1 of the Purchase Agreement) preceded this Amendment, Seller and Buyer desire to amend the purchase Agreement as more particularly set forth herein.

         NOW THEREFORE, in consideration of mutual covenants contained herein and other good and valuable consideration the receipt and sufficiency of which is hereby acknowledged, the parties agree as follows:

                                    AMENDMENT

         1. Section 1, Purchase Price, shall be deleted in its entirety and shall be replaced with the following:

         "In consideration of the covenants contained in this Agreement, Seller shall sell and Buyer shall purchase the Property for a total purchase price of Six Hundred Ninety-one Thousand One Hundred Sixteen Dollars ($691,116) (the "Purchase Price") which shall be delivered by Buyer to Escrow Agent on or before the Closing in Cash (defined as (I) United States currency, (ii) cashier's or certified check(s) currently dated, payable to Escrow Agent, and honored upon presentation for payment,
         (iii) an amount credited by wire transfer into Escrow Agent's bank account, or (iv) if monies are deposited with Escrow Agent within twenty (20) days prior to the Closing, funds in such form as Escrow Agent in its sole discretion requires)."

         2. Seller and Buyer acknowledge Buyer paid the sum of Seven Hundred Seventy-two Thousand Five Hundred Seventy-eight Dollars ($772,578) on March 31, 1999 in accordance with the terms of the Purchase Agreement. Notwithstanding anything contained in the Purchase Agreement to the contrary, Seller shall pay to the Buyer the sum of Sixty-three Thousand Four Hundred Sixty-two Dollars ($63,462) as soon as reasonably possible following the date upon which this Amendment is last executed by Seller or Buyer.

         3. Except as specifically amended herein, all terms and conditions of the Purchase Agreement shall remain in full force and effect.

         4. This Amendment may be executed in any number of counterparts, each of which shall be deemed an original. The counterparts shall together constitute but one agreement.

         5. The effective date of this Amendment shall be the date upon which this Amendment is last executed by Seller or Buyer.

SELLER:                                     BUYER:

Monro Muffler Brake, Inc.,                  Realty Income Corporation,
a New York corporation                      a Maryland corporation

By:                                         By:
  ---------------------------------            ----------------------------
Date:                                       Date:
    -------------------------------              ---------------------------

                              LEASE AMENDMENT NO. 1

This Lease Agreement No. 1 (this "Amendment") is dated for reference purposes only as of May 6, 1999, and is by and between Realty Income Corporation, a Maryland corporation ("Landlord") and Monro Muffler Brake, Inc., a New York corporation ("Tenant") with reference to the following recitals:

                                    RECITALS

         A. Landlord and Tenant entered into that certain Lease dated March 29, 1999 (the "Lease"), in connection with that certain real property, the legal description of which is attached to the Lease as Exhibit "A," commonly referred to as:

                          Monro Muffler Brake Shop #368
                               111 Franklin Street
                               Dansville, NY 14437

         B. Tenant (as "Seller") and Landlord (as "Buyer") contemporaneously with the execution of this Amendment, are entering into a certain Amendment to Purchase Agreement and Escrow Instructions of even date herewith (the "Purchase Agreement Amendment") pursuant to which Seller shall pay to Buyer the sum of Eighty-two Thousand One Hundred Seventy-seven Dollars ($82,177), reflecting a refund due Buyer resulting from a correction in the Purchase Price, all as more particularly set forth in the Purchase Agreement Amendment. The parties hereto have agreed to amend the rent payable by Tenant pursuant to the Lease to reflect said refund.

         NOW THEREFORE, in consideration of the mutual covenants contained herein and other good valuable consideration the receipt and sufficiency of which is hereby acknowledged, the parties agree as follows:

                                   AMENDMENT

          1.   "Monthly Rent: First Five (5) Lease Years" as set forth in
               Section 4, Rent, shall be deleted and shall be replaced with the following:

          "During the first five (5) lease years (the "First Five Lease Years"), Tenant shall pay Landlord monthly rent (the "Monthly Rent") as follows:

                  MONTHS                    PER MONTH
                  1 through 60              $4,326.83"

          2. Except as specifically amended herein, all terms and conditions of the Lease shall remain in full force and effect.

         3. This Amendment may be executed in any number of counterparts, each of which shall b deemed an original. The counterparts shall together constitute but one agreement.

         4. The effective date of this Amendment shall be the later of the date upon which this Amendment or the Purchase Agreement Amendment is last executed by Seller or Buyer.


LANDLORD:                                          TENANT:
---------                                          -------
Realty Income Corporation,                         Monro Muffler Brake, Inc.,
a Maryland corporation                             a New York corporation

By:                                                By:
   -----------------------                            ----------------------
Date:                                              Date:
     ---------------------                              ---------------------

             AMENDMENT TO PURCHASE AGREEMENT AND ESCROW INSTRUCTIONS

         This Amendment to Purchase Agreement and Escrow Instructions (this "Amendment") is dated for reference purposes only as of May 6, 1999, and is by and between Monro Muffler Brake, Inc., a New York corporation ("Seller"), and Realty Income Corporation, a Maryland corporation ("Buyer") with reference to the following recitals:

                                    RECITALS

         A. Seller and Buyer entered into that certain Purchase Agreement and Escrow Instructions dated March 24, 1999 (the "Purchase Agreement"), in connection with that certain real property, the legal description of which is attached to the Purchase Agreement as Exhibit "A," commonly referred to as:

                          Monro Muffler Brake Shop #368
                               111 Franklin Street
                               Dansville, NY 14437

         B. The Purchase Price (as such term is defined in Section 1 of the Purchase Agreement) was incorrectly stated as Five Hundred Seventy-eight Thousand Two Hundred Fifty-six Dollars ($578,256).

         C. Notwithstanding that the closing (as defined in Section 8.1 of the Purchase Agreement) preceded this Amendment, Seller and Buyer desire to amend the purchase Agreement as more particularly set forth herein.

         NOW THEREFORE, in consideration of mutual covenants contained herein and other good and valuable consideration the receipt and sufficiency of which is hereby acknowledged, the parties agree as follows:

                                  AMENDMENT

          1. Section 1, Purchase Price, shall be deleted in its entirety and shall be replaced with the following:

         "In consideration of the covenants contained in this Agreement, Seller shall sell and Buyer shall purchase the Property for a total purchase price of Four Hundred Ninety-six Thousand Seventy-nine Dollars ($496,079) (the "Purchase Price") which shall be delivered by Buyer to Escrow Agent on or before the Closing in Cash (defined as (I) United States currency, (ii) cashier's or certified check(s) currently dated, payable to Escrow Agent, and honored upon presentation for payment,
         (iii) an amount credited by wire transfer into Escrow Agent's bank account, or (iv) if monies are deposited with Escrow Agent within twenty (20) days prior to the Closing, funds in such form as Escrow Agent in its sole discretion requires)."

         2. Seller and Buyer acknowledge Buyer paid the sum of Five Hundred Ninety-six Thousand Two Hundred Fifty-six Dollars ($596,256) on March 31, 1999 in accordance with the terms of the Purchase Agreement. Notwithstanding anything contained in the Purchase Agreement to the contrary, Seller shall pay to the Buyer the sum of Eighty-two Thousand One Hundred Seventy-seven Dollars ($82,177) as soon as reasonably possible following the date upon which this Amendment is last executed by Seller or Buyer.

         3. Except as specifically amended herein, all terms and conditions of the Purchase Agreement shall remain in full force and effect.

         4. This Amendment may be executed in any number of counterparts, each of which shall be deemed an original. The counterparts shall together constitute but one agreement.

         5. The effective date of this Amendment shall be the date upon which this Amendment is last executed by Seller or Buyer.

SELLER:                                     BUYER:

Monro Muffler Brake, Inc.,                  Realty Income Corporation,
a New York corporation                      a Maryland corporation

By:                                         By:
   --------------------------                  -----------------------------
Date:                                       Date:
     ------------------------                    ---------------------------